UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 11, 2022

KludeIn I Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39843	85-3187857
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1096 Keeler Avenue

Berkeley, CA 94708

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 246-9907

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	INKAU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	INKA	The Nasdaq Stock Market LLC

Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share, subject to adjustment	INKAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On December 2, 2021, KludeIn I Acquisition Corp. (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”), disclosing errors detected in the accounting for complex financial instruments issued in connection with the Company’s initial public offering (the “IPO”). Those errors were corrected in the notes to condensed financial statements included in the Company’s Amendment No. 1 to the Quarterly Report for the quarterly period ended September 30, 2021 on Form 10-Q/A filed with the SEC on December 8, 2021 (the “Q3/A Report”).

On April 11, 2022, due to the previously undetected error described below, the audit committee of the board of directors (the “Audit Committee”) and management of the Company concluded that the following previously filed unaudited condensed financial statements of the Company should not be relied upon:

(i) the Company’s unaudited condensed interim financial statements for the quarterly period ended March 31, 2021, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on May 24, 2021 (the “Q1 Report”), and subsequently amended in the notes to condensed financial statements included in the Q3/A Report;

(ii) the Company’s unaudited condensed interim financial statements for the quarterly period ended June 30, 2021, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on August 13, 2021 (the “Q2 Report”), and subsequently amended in the notes to condensed financial statements included in the Q3/A Report; and

(iii) the Company’s unaudited condensed interim financial statements for the quarterly period ended September 30, 2021, contained in the Company’s Quarterly Report on Form 10-Q, originally filed with the SEC on November 9, 2021 (the “Q3 Report”, which along with the Q1 Report, Q2 Report and Q3/A Report are referred to herein as the “Reports”), and subsequently amended in the notes to condensed financial statements included in the Q3/A Report.

Similarly, other communications with respect to the Company’s financial statements and related financial information covering the Reports should no longer be relied upon.

In connection with the preparation of the Company’s audited financial statements as of December 31, 2021, pursuant to inquiries from Marcum LLP, the Company’s independent registered public accounting firm (“Marcum”), on certain anchor investor transactions (in connection with the IPO closed on January 11, 2021) disclosed in the Company’s Reports, management investigated whether the fair value of the Company’s shares of Class B common stock that KludeIn Prime LLC, the sponsor of the Company, has agreed to distribute to certain anchor investors of the Company in connection with the Company’s initial business combination (the “Founder Shares”) were properly recorded. Management concluded and notified the Audit Committee that the Company, pursuant to U.S. generally accepted accounting principles, should have recorded the fair value of the Founder Shares as an offering cost on the date of the IPO (which should have been allocated among the shares of Class A common stock subject to possible redemption and the warrant liabilities), with a corresponding credit to additional paid-in capital. In accordance with Staff Accounting Bulletin Topic 5A and Topic 5T, the offering costs should be allocated to the separable financial instruments issued in the IPO using the with-or-without method, compared to total proceeds received. The Company does not expect that the correction of the above error will have any impact on its cash position and cash held in the trust account established in connection with the IPO.

The Audit Committee determined that it would be appropriate to restate its unaudited condensed interim financial statements included in the notes to condensed financial statements included in the Q3/A Report reflecting the fair value of the Founder Shares as an offering cost for the applicable Reports as soon as practicable. The Company will initially report the restatement for all the unaudited condensed interim financial statements of the Reports in the notes to financial statements included in the Company’s audited financial statements for the year ended December 31, 2021 in the Company’s Annual Report on Form 10-K, which will be filed with the SEC as soon as practicable.

The Company previously reported a material weakness in internal control over financial reporting related to the accounting for complex financial instruments in the Q3/A Report and this previously undetected error related to the Founder Shares resulted from the previously disclosed material weakness. To address this material weakness, management has devoted, and plans to continue to devote, significant effort and resources to the remediation and improvement of the Company’s internal control over financial reporting. While the Company has processes to identify and appropriately apply applicable accounting requirements, the Company’s management plans to enhance these processes to better evaluate its research and understanding of the nuances of the complex accounting standards that apply to its financial statements. The Company plans to provide enhanced access to accounting literature, research materials and documents to its accounting personnel and third-party professionals with whom it consults regarding accounting matters, and to increase communication regarding accounting matters.

The Audit Committee and management of the Company discussed the matters described in this Item 4.02 with representatives of Marcum.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2022

KludeIn I Acquisition Corp.

By:	/s/ Narayan Ramachandran
	Name:	Narayan Ramachandran
	Title:	Chief Executive Officer

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